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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) December 19, 2003



                           Arlington Hospitality, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                   0-15291                               36-3312434
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          (Commission File Number)          (IRS Employer Identification Number)



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
2355 South Arlington Heights Road, Suite 400, Arlington Heights, Illinois         60005
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                (Address of principal executive offices)                        (Zip Code)
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        Registrant's Telephone Number, Including Area Code (847) 228-5400

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

        On December 19, 2003, Arlington Hospitality, Inc. (the "Company") issued a press release announcing November 2003 operating results and recent hotel development and sales activity. A copy of the Company's press release is attached to this current report on Form 8-K as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)     EXHIBITS

99.1 Press Release of Arlington Hospitality, Inc. dated December 19, 2003 Announcing November 2003 Operating Results and Recent Hotel Development and Sales Activity.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:  December 19, 2003

                                            Arlington Hospitality, Inc.
                                            (Registrant)

                                            By:  /s/ James B. Dale
                                               ---------------------------------
                                               James B. Dale
                                               Senior Vice President and
                                               Chief Financial Officer